UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 29, 2019
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-37932 (Commission File Number)	94-0787340 (IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 29, 2019, Yuma Energy, Inc., (the “Company”) was informed by its independent registered public accounting firm, Moss Adams LLP (“Moss Adams”) of Moss Adams’ decision to decline to stand for reappointment as independent registered public accounting firm for the Company. Effective April 29, 2019, Marcum LLP (“Marcum”) was appointed to serve as the Company’s new independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2019. The audit committee of the board of directors of the Company pursuant to its charter exercised its authority to approve Marcum’s appointment as the Company’s independent registered public accounting firm.

The reports of Moss Adams on the financial statements of the Company as of and for the fiscal years ended December 31, 2018 and 2017, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the fiscal year ended December 31, 2018 contained an uncertainty about the Company’s ability to continue as a going concern. In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through April 29, 2019, (i) the Company had no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Moss Adams’ satisfaction, would have caused Moss Adams to make reference in connection with its opinion to the subject matter of such disagreement and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Moss Adams with a copy of the foregoing disclosure and requested that Moss Adams furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Moss Adams agrees with the statements above concerning Moss Adams. A copy of Moss Adams’s letter, dated April 30, 2019, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2018 and 2017, and the interim period through April 29, 2019, the Company did not consult Marcum with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Marcum that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits.

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter from Moss Adams LLP, dated April 30, 2019, regarding the change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

	By:	/s/ Anthony C. Schnur
	Name:	Anthony C. Schnur
Date: April 30, 2019	Title:	Interim Chief Executive Officer, Interim Chief Financial Officer and Chief Restructuring Officer